UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

___________________________________________________________________________________

Date of Report (Date of earliest event reported): January 8, 2018

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Street Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrants Certifying Accountant

Dismissal of Current Independent Registered Public Accounting Firm

On January 8, 2018, Nate's Food Co. ("the Company") dismissed its independent public accounting firm, MaloneBailey, LLP (“MaloneBailey”) effective that date.

The reports of MaloneBailey on the financial statements of the Company as of and for the fiscal years ended May 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern. During the fiscal years ended May 31, 2017 and 2016, and the subsequent interim periods thereto, and through January 8, 2018, there were no (a) disagreements as described in Item 304(a)(1)(iv) of Regulation S-K between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference thereto in their reports on the financial statements for such years, and (b) there were no other “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended May 31, 2017.

On January 8, 2018, the Company provided MaloneBailey with a copy of this Current Report and requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to dismiss MaloneBailey and to engage a new independent registered public accounting firm (as described below in this Item 4.01 Changes in Registrant’s Certifying Accountant) was approved by the Company’s board of directors.

Appointment of New Independent Registered Public Accounting Firm

On January 8, 2018, the Company’s board of directors approved the engagement of Heaton and Company, PLLC dba, Pinnacle Accountancy Group (“Pinnacle”) as our new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through January 8, 2018, the engagement date of Pinnacle, neither the Company, nor someone on its behalf, has consulted Pinnacle regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Pinnacle concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01. Exhibits

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATE’S FOOD CO.

Dated: January 10, 2018	By:	/s/ Nate Steck
Nate Steck
President

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